EXHIBIT 99

                        INDEX OF EXHIBITS
                    INCLUDED HERIN, FORM 10-Q
                        FEBRUARY 26, 1999
                                                     SEQUENTIAL
EXHIBIT                                                 PAGE
NUMBER              DESCRIPTION                        NUMBER
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10(i)    Note Agreement between the Company and Sun Trust
         of Georgia dated February 25, 1999 covering the
         Company's long term note due August 23, 2000         12-14

27       Financial Data Schedule for the Nine Months Ended
         February 26, 1999                                    15